INVESTMENT LOSS	12 Months Ended
Dec. 31, 2012
INVESTMENT LOSS
INVESTMENT LOSS

23. INVESTMENT LOSS

        The following table summarizes the Company's investment income loss:

	Years Ended December 31,
	2010	2011	2012
	$	$	$
Impairment of long-term investment	(3,000,000)	—	(1,081,700)

        The Company owns a 50% interest in a joint venture, Nernst New Energy (Suzhou) Co., Ltd. and exercise significant influence over the investee. In 2012, due to the deterioration of the investee's financial position, the Company concluded that the $1,081,700 investment was fully impaired.

        The Company owns preferred shares of a privately held entity in an amount that is not sufficient to provide the Company with significant influence over the investee's operations. In 2010, due to the deterioration of the investee's financial position, the Company concluded that the $3,000,000 preferred share investment was fully impaired.